SEVENTH AMENDMENT TO AMENDED AND
                       RESTATED REVOLVING CREDIT AGREEMENT


         This Seventh Amendment to Amended and Restated Revolving Credit Agreement (the "Seventh Amendment") is made as of the 15th day of September, 1999 by and among

         Dollar Tree Distribution, Inc. (the "Borrower"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

         Dollar Tree Stores, Inc. ("DTS"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

         Dollar Tree Management, Inc. ("DTM"), a Virginia corporation having its chief executive office at 500 Volvo Parkway, Chesapeake, Virginia 23320;

         BankBoston, N.A. (f/k/a The First National Bank of Boston), Bank of America, N.A. (f/k/a NationsBank, N.A.), Crestar Bank, First Union National Bank (f/k/a First Union National Bank of Virginia), Amsouth Bank of Alabama, Union Bank of California, N.A. and all other financial institutions which are now or may hereafter become parties to such Amended and Restated Revolving Credit Agreement (individually, a "Lender" and collectively, the "Lenders"); and

         BankBoston, N.A. (f/k/a The First National Bank of Boston), a national banking association having its head office at 100 Federal Street, Boston, Massachusetts, as Agent for the Lenders (in such capacity, the "Agent").

in consideration of the mutual covenants herein contained and benefits to be derived herefrom,

                              W I T N E S S E T H:

         WHEREAS, the Borrower, DTS, DTM, the Agent and the Lenders entered into an Amended and Restated Revolving Credit Agreement dated as of September 27, 1996, as amended by a First Amendment to Amended and Restated Revolving Credit Agreement dated January 25, 1997, as further amended by a Second Amendment to Amended and Restated Revolving Credit dated as of May 8, 1997, as further amended by a Third Amendment to Amended and Restated Revolving Credit dated as of September 2, 1997, as further amended by a Fourth Amendment to Amended and Restated Revolving Credit dated as of November 7, 1997, as further amended by a Fifth Amendment to Amended and Restated Revolving Credit Agreement dated as of September 30, 1998 and as further amended by a Sixth Amendment to Amended and Restated Revolving Credit Agreement dated as of December 31, 1998 (collectively, the "Agreement"); and

         WHEREAS, the Borrower, DTS, DTM, the Agent, and the Lenders desire to further modify and amend the Agreement, as provided herein.

         NOW, THEREFORE, it is hereby agreed as follows:

         1.       Definitions.   All  capitalized  terms  used  herein  and  not
                  otherwise defined shall have the same meaning herein as in the Agreement.

         2. Amendments to Section 8. The provisions of ss.8 of the Agreement are hereby amended as follows:

                  (a) The provisions of Section 8.1 of the Agreement are hereby amended by adding the following clauses at the end thereof:

                           (i) Indebtedness arising under Capitalized Leases.

                           (j) Other Indebtedness in an aggregate amount not to exceed ten percent (10%) of the Consolidated Total Assets of the Obligors (other than those properly classified as intangible assets under Generally Accepted Accounting Principles) at any one time.

                  (b) The provisions of Section 8.4 of the Agreement are hereby amended by adding the following clause at the end thereof:

                           ,or (iii) as long as no Default or Event of Default then exists or would arise therefrom, the merger of any other Person with any Obligor, provided that the Obligor is the surviving entity and provided further that the consideration paid by the Obligors in any such merger consists of any combination of (A) capital stock of DTS and/or (B) other consideration not to exceed ten percent (10%) of the Consolidated Total Assets of the Obligors (other than those properly classified as intangible assets under Generally Accepted Accounting Principles) immediately prior to giving effect to such merger.

                  (c)      The  provisions  of Section 8.7 of the  Agreement are
                           hereby   amended  by  adding  the  following   clause
                           immediately after clause (c) thereof:

                           ,or (d) as long as no Default or Event of Default then exists or would arise therefrom, (i) from and after the date of the Seventh Amendment to this Agreement, repurchases or redemptions of the capital stock of DTS in an aggregate amount not to exceed $50,000,000.00, and (ii) other Distributions which in any fiscal year do not exceed in the aggregate twenty percent (20%) of Consolidated Net Income for the immediately preceding fiscal year,

                  (d) The provisions of Section 8.8 of the Agreement are hereby amended by adding the following at the end of the first sentence thereof:

                           , provided however, that without limiting the provisions of the second sentence of this Section 8.8, the Obligors may maintain a Subsidiary established or acquired in connection with an acquisition or merger permitted pursuant to Section
                           8.4 hereof for a period of twelve months after consummation of such acquisition or merger.

                  (e) The provisions of Section 8.10(c) of the Agreement are hereby deleted in their entirety, effective as of December 10, 1998.

         3. Ratification of Loan Documents. Except as provided herein, all terms and conditions of the Agreement and the other Loan Documents remain in full force and effect. The Obligors each hereby ratify, confirm, and reaffirm all representations, warranties, and covenants contained therein and acknowledge and agree that none of them have any offsets, defenses, or counterclaims against the Agent or any Lender thereunder, and to the extent that any such offsets, defenses, or counterclaims may exist, each of the Obligors hereby waive and release the Agent and Lenders therefrom.

         4.       Miscellaneous.

                  (a) This Seventh Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

                  (b) This Seventh Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

         IN WITNESS WHEREOF, the undersigned have hereunto executed this Seventh Amendment as a sealed instrument as of the date first above written.

                                             DOLLAR TREE DISTRIBUTION, INC.


                                      By:/s/ Frederick C.Coble
                                         -------------------------
                                             Name: Frederick C. Coble
                                             Title: Senior Vice President, CFO

                                             DOLLAR TREE STORES, INC.


                                      By:/s/ Frederick C. Coble
                                         -------------------------
                                             Name: Frederick C. Coble
                                             Title: Senior Vice President, CFO

                                             DOLLAR TREE MANAGEMENT, INC.


                                      By:/s/ Frederick C. Coble
                                         -------------------------
                                             Name: Frederick C. Coble
                                             Title: Senior Vice President, CFO

                                             BANKBOSTON, N.A. (f/k/a THE
                                             FIRST NATIONAL BANK OF
                                             BOSTON), individually and as
                                             Agent


                                       By:/s/ Kathleen a. Dimock
                                          -------------------------
                                             Name: Kathleen A. Dimock
                                             Title: Vice President

                                             CRESTAR BANK


                                       By:/s/ Bruce W. Nave
                                          --------------------
                                             Name: Bruce W. Nave
                                             Title: Senior Vice President

                                             FIRST UNION NATIONAL BANK
                                             f/k/a FIRST UNION NATIONAL
                                             BANK OF VIRGINIA


                                       By:/s/ Eileen McCrickard
                                          ------------------------
                                             Name: Eileen McCrickard
                                             Title: Vice President

                                             BANK OF AMERICA, N.A.
                                             f/k/a NATIONSBANK, N.A.


                                       By:/s/ Paula H. Smith
                                          ----------------------
                                             Name: Paula H. Smith
                                             Title: Senior Vice President

                                             UNION BANK OF CALIFORNIA, N.A.


                                       By:/s/ Sonja Sevcik
                                          -------------------
                                             Name: sonja Sevcik
                                             Title: Assist. Vice President

                                             AMSOUTH BANK OF ALABAMA


                                       By:/s/ Brock E. Fredette
                                          ------------------------
                                             Name: Brock E. Fredette
                                             Title: Vice President